CLEARBRIDGE DIVIDEND STRATEGY FUND

Schedule of investments (unaudited)	September 30, 2019

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.0%
COMMUNICATION SERVICES - 8.2%
Diversified Telecommunication Services - 2.0%
Verizon Communications Inc.	2,171,356	$131,063,048

Entertainment - 1.7%
Walt Disney Co.	875,860	114,142,075

Interactive Media & Services - 1.7%
Alphabet Inc., Class C Shares	92,220	112,416,180	*

Media - 2.8%
Comcast Corp., Class A Shares	4,141,000	186,676,280

TOTAL COMMUNICATION SERVICES		544,297,583

CONSUMER DISCRETIONARY - 5.9%
Automobiles - 1.3%
General Motors Co.	2,236,830	83,836,388

Hotels, Restaurants & Leisure - 1.6%
McDonald’s Corp.	507,300	108,922,383

Specialty Retail - 3.0%
Home Depot Inc.	875,000	203,017,500

TOTAL CONSUMER DISCRETIONARY		395,776,271

CONSUMER STAPLES - 12.6%
Beverages - 4.0%
Anheuser-Busch InBev SA/NV, ADR	1,575,000	149,861,250
Coca-Cola Co.	2,171,530	118,218,093

Total Beverages		268,079,343

Food & Staples Retailing - 2.5%
Sysco Corp.	642,290	50,997,826
Walmart Inc.	975,180	115,734,362

Total Food & Staples Retailing		166,732,188

Food Products - 3.8%
Mondelez International Inc., Class A Shares	2,158,470	119,406,561
Nestle SA, ADR	1,225,000	132,790,000

Total Food Products		252,196,561

Household Products - 2.3%
Procter & Gamble Co.	1,200,000	149,256,000

TOTAL CONSUMER STAPLES		836,264,092

ENERGY - 5.8%
Oil, Gas & Consumable Fuels - 5.8%
Enbridge Inc.	2,500,193	87,706,770
Exxon Mobil Corp.	868,109	61,297,177

See Notes to Schedule of Investments.

CLEARBRIDGE DIVIDEND STRATEGY FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	SHARES	VALUE
Oil, Gas & Consumable Fuels - (continued)
Kinder Morgan Inc.	6,439,190	$132,711,706
Williams Cos. Inc.	4,437,390	106,763,603

TOTAL ENERGY		388,479,256

FINANCIALS - 18.4%
Banks - 7.5%
Bank of America Corp.	3,866,720	112,792,222
JPMorgan Chase & Co.	1,243,000	146,288,670
PNC Financial Services Group Inc.	662,250	92,820,960
US Bancorp	1,475,000	81,626,500
Wells Fargo & Co.	1,376,690	69,440,244

Total Banks		502,968,596

Capital Markets - 4.3%
Apollo Global Management Inc.	1,941,770	73,437,742
Blackstone Group Inc., Class A Shares	4,300,000	210,012,000

Total Capital Markets		283,449,742

Diversified Financial Services - 1.6%
Berkshire Hathaway Inc., Class B Shares	500,000	104,010,000	*

Insurance - 5.0%
American International Group Inc.	2,112,650	117,674,605
MetLife Inc.	2,287,055	107,857,514
Travelers Cos. Inc.	713,270	106,056,116

Total Insurance		331,588,235

TOTAL FINANCIALS		1,222,016,573

HEALTH CARE - 7.7%
Health Care Providers & Services - 1.3%
UnitedHealth Group Inc.	395,400	85,928,328

Pharmaceuticals - 6.4%
Johnson & Johnson	985,127	127,455,731
Merck & Co. Inc.	1,925,000	162,046,500
Pfizer Inc.	1,813,580	65,161,930
Zoetis Inc.	591,680	73,717,411

Total Pharmaceuticals		428,381,572

TOTAL HEALTH CARE		514,309,900

INDUSTRIALS - 11.5%
Aerospace & Defense - 4.4%
Raytheon Co.	684,434	134,279,106
United Technologies Corp.	1,166,040	159,187,781

Total Aerospace & Defense		293,466,887

Air Freight & Logistics - 2.3%
United Parcel Service Inc., Class B Shares	1,267,730	151,899,409

See Notes to Schedule of Investments.

CLEARBRIDGE DIVIDEND STRATEGY FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	SHARES	VALUE
Commercial Services & Supplies - 2.0%
Waste Management Inc.	1,175,000	$135,125,000

Industrial Conglomerates - 1.2%
3M Co.	501,530	82,451,532

Road & Rail - 1.6%
Union Pacific Corp.	655,000	106,096,900

TOTAL INDUSTRIALS		769,039,728

INFORMATION TECHNOLOGY - 13.5%
Communications Equipment - 0.7%
Cisco Systems Inc.	930,000	45,951,300

IT Services - 3.8%
Mastercard Inc., Class A Shares	525,000	142,574,250
Visa Inc., Class A Shares	650,000	111,806,500

Total IT Services		254,380,750

Semiconductors & Semiconductor Equipment - 2.2%
Intel Corp.	650,000	33,494,500
Texas Instruments Inc.	860,060	111,154,154

Total Semiconductors & Semiconductor Equipment		144,648,654

Software - 4.2%
Microsoft Corp.	2,000,000	278,060,000

Technology Hardware, Storage & Peripherals - 2.6%
Apple Inc.	780,003	174,697,272

TOTAL INFORMATION TECHNOLOGY		897,737,976

MATERIALS - 7.7%
Chemicals - 5.4%
Ecolab Inc.	539,080	106,759,403
Linde PLC	650,000	125,918,000
PPG Industries Inc.	1,075,000	127,398,250

Total Chemicals		360,075,653

Construction Materials - 1.6%
Vulcan Materials Co.	723,860	109,476,587

Containers & Packaging - 0.7%
International Paper Co.	1,026,200	42,915,684

TOTAL MATERIALS		512,467,924

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	634,760	140,364,479

See Notes to Schedule of Investments.

CLEARBRIDGE DIVIDEND STRATEGY FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY			SHARES	VALUE
UTILITIES - 3.6%
Electric Utilities - 2.6%
Edison International			964,016	$72,706,087
NextEra Energy Inc.			428,050	99,731,369

Total Electric Utilities				172,437,456

Multi-Utilities - 1.0%
WEC Energy Group Inc.			715,460	68,040,246

TOTAL UTILITIES				240,477,702

TOTAL COMMON STOCKS (Cost - $3,855,480,240)				6,461,231,484

	RATE	MATURITY DATE	FACE AMOUNT
ASSET-BACKED SECURITIES - 0.0%
Finance America NIM Trust, 2004-1, A (Cost - $73,449)	5.250%	6/27/34	$73,417	1	*(a)(b)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $3,855,553,689)				6,461,231,485

			SHARES
SHORT-TERM INVESTMENTS - 2.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $191,168,755)	1.810%		191,168,755	191,168,755

TOTAL INVESTMENTS - 99.9% (Cost - $4,046,722,444)				6,652,400,240
Other Assets in Excess of Liabilities - 0.1%				3,826,384

TOTAL NET ASSETS - 100.0%				$6,656,226,624

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	The coupon payment on these securities is currently in default as of September 30, 2019.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include,

Notes to Schedule of Investments (unaudited) (continued)

but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks	$6,461,231,484	—	—	$6,461,231,484
Asset-Backed Securities	—	$1	—	1

Total Long-Term Investments	6,461,231,484	1	—	6,461,231,485

Short-Term Investments†	191,168,755	—	—	191,168,755

Total Investments	$6,652,400,239	$1	—	$6,652,400,240

†	See Schedule of Investments for additional detailed categorizations.